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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2026

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	New York Stock Exchange
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2031	KHC31	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2033	KHC33	The Nasdaq Stock Market LLC
3.950% Senior Notes due 2034	KHC34	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01. Other Events.

Change in Segments:
In the third quarter of 2026, The Kraft Heinz Company (the “Company”) made changes to its internal reporting and reportable segments. The Company combined its West and East Emerging Markets (“WEEM”) and Asia Emerging Markets (“AEM”) segments to form the Emerging Markets operating segment in order to increase efficiencies and drive sustainable growth across the Company's global business. In conjunction with the creation of Emerging Markets, the Company moved certain European countries within the WEEM operating segment into the Europe and Pacific Developed Markets operating segment.
Subsequently, the Company manages its operating results through three operating segments, all of which are reportable segments: North America, Europe and Pacific Developed Markets, and Emerging Markets. Prior to the reorganization of its segments in the third quarter of 2026, the Company managed and reported its operating results through two reportable segments defined by geographic region: North America and Europe and Pacific Developed Markets (“EPDM” or International Developed Markets). The Company's previous two remaining operating segments, consisting of WEEM and AEM, were combined and disclosed as Emerging Markets.
The Company is providing supplemental historical segment financial information that conforms to the new reportable segment structure in Exhibit 99.1 hereto. This supplemental financial information is being provided to aid in comparability and has no impact on previously reported financial statements for any period.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1
Supplemental Historical Financial Information by New Reportable Segments for the years ended December 27, 2025, December 28, 2024, and December 30, 2023, and for each of the quarters ended June 27, 2026, March 28, 2026, December 27, 2025, September 27, 2025, June 28, 2025, March 29, 2025, December 28, 2024, September 28, 2024, June 29, 2024, and March 30, 2024.

104	The cover page of The Kraft Heinz Company's Current Report on Form 8-K dated October 7, 2026, formatted in iXBRL.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: October 7, 2026	By:	/s/ Andre Maciel
Andre Maciel
Executive Vice President and Global Chief Financial Officer

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